UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 31, 1997





                     U.S. RESTAURANT PROPERTIES MASTER L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                         1-9079               41-1541631
(STATE OF OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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EXPLANATORY NOTE

U.S. Restaurant Properties Master L.P., a Delaware limited partnership (the "Partnership") hereby amends its Form 8-K dated March 31, 1997 as filed with the Securities and Exchange Commission on April 14, 1997 and subsequently amended Form 8-K/A dated March 31, 1997 as filed with the Securities and Exchange Commission on May 30, 1997 as follows:

The Partnership hereby resubmits the previously filed audit opinions of Deloitte & Touche LLP with a spelling correction to the name Deloitte & Touch LLP.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      a)(3) Combined Statement of Revenues and Certain Expenses of RR Restaurant 1986-1 Properties Sold to U.S.Restaurant Properties Master L.P. for the year ended December 31, 1996 (Opinion only)

            Combined Statement of Revenues and Certain Expenses of Selected
              Properties Sold to U.S. Restaurant Properties Master L.P. (Bruegger's Acquisition) for the year ended
              December 31, 1996 (Opinion only)

            Statement of Revenues and Certain Expenses of Tulip Properties
              Limited Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996 (Opinion only)


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                          INDEPENDENT AUDITORS' REPORT


The Partners
U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of RR Restaurants 1986-1 (the "Partnership") Properties Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of those properties.

In our opinion, such financial statement presents fairly, in all material respects, the combined revenues and certain expenses of RR Restaurants 1986-1 Properties Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
May 8, 1997



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                          INDEPENDENT AUDITORS' REPORT


The Partners
U.S. Restaurant Properties Master L.P.


We have audited the accompanying combined statement of revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Bruegger's Acquisition) for the year ended December 31, 1996. This financial
statement  is  the   responsibility   of  the  management of the Partnerships',
as defined in Note 1 to the combined statement of revenues and certain expenses. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of those properties.

In our opinion, such financial statement presents fairly, in all material respects, the combined revenues and certain expenses of Selected Properties Sold to U.S. Restaurant Properties Master L.P. (Bruegger's Acquisition) for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic combined statement of revenues and certain expenses taken as a whole. The additional information included in the supplemental statement of revenues and certain expenses by location is presented for the purpose of additional analysis and is not a required part of the basic combined statement of revenues and certain expenses. The additional information is the responsibility of the Partnerships' management. Such information has been subjected to the auditing procedures applied in our audit of the basic combined statement of revenues and certain expenses and, in our opinion, is fairly stated in all material respects when considered in relation to the basic combined statement of revenues and certain expenses taken as a whole.


DELOITTE & TOUCHE LLP



Dallas, Texas
May 22, 1997


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                          INDEPENDENT AUDITORS' REPORT


The Partners
U.S. Restaurant Properties Master L.P.


We have audited the accompanying statement of revenues and certain expenses of Tulip Properties Limited (the "Partnership") Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties Master L.P.. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties Master L.P. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such financial statement presents fairly, in all material respects, the revenues and certain expenses of the Tulip Properties Limited Property Sold to U.S. Restaurant Properties Master L.P. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dallas, Texas
May 27, 1997

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: November 24, 1997                 U.S. RESTAURANT PROPERTIES MASTER L.P.


                                          By: QSV PROPERTIES, INC.
                                                 its Managing General Partner






                                          By:   /s/ Robert J. Stetson
                                             ---------------------------------
                                             Robert J. Stetson
                                             President, Chief Executive Officer




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